Exhibit 10.16.2

FIRST AMENDMENT OF CREDIT AGREEMENT

     THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of May 3, 2005, among PIER 1 IMPORTS, INC., a Delaware corporation (“Borrower”), each of the banks or other lending institutions which is a signatory to this Amendment (collectively, “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), for itself and as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns, “Administrative Agent”).

R E C I T A L S

     A. Reference is hereby made to that certain Revolving Credit Agreement dated as of August 22, 2003, executed by Borrower, the Lenders defined therein, and Administrative Agent (as amended, the “Credit Agreement”).

     B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

     C. Borrower, Administrative Agent, and Lenders desire to modify one provision in the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendments to the Credit Agreement.

     In Section 1.1 of the Credit Agreement, the definition of “Permitted Investments” is hereby amended by:

     (a) Revising clause (k) to read as follows:

“(k) Working-capital advances from Borrower to The Pier Retail Group Limited that are not outstanding more than 360 days and that never exceed a total of $15,000,000 principal amount outstanding at any time;”

     (b) In clause (n) thereof, deleting the word “and”;

     (c) In clause (o) thereof, replacing the period at the end of such clause with a semicolon; and

     (d) Adding the following after clause (o) thereof:

“(p) Auction rate securities issued by Federal agencies, municipal Governmental Authorities, or corporations and rated AAA by S&P or Aaa by Moody’s;

First Amendment

(q) Callable agency securities issued by government-sponsored entities and rated AAA by S&P or Aaa by Moody’s; and

(r) Agency bullet securities issued by government-sponsored entities and rated AAA by S&P or Aaa by Moody’s.”

     2. Amendments of Credit Agreement and Other Loan Documents.

     (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

     (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

     3. Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to the Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

     4. Representations. Borrower represents and warrants to the Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Laws, order of any Governmental Authority, or material agreements to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Default exists.

     5. Conditions. This Amendment shall not be effective unless and until:

     (a) this Amendment is executed by Borrower, Administrative Agent, and the Required Lenders;

First Amendment

2

     (b) the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and

     (c) both before and after giving effect to this Amendment, no Potential Default or Default exists; and

     6. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     7. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed — and its performance enforced — under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

     8. Parties. This Amendment binds and inures to Borrower and the Lenders and their respective successors and permitted assigns.

     9. Entireties. The Credit Agreement and the other Loan Documents, as amended by this Amendment, represent the final agreement between the parties about the subject matter of the Credit Agreement and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

[Remainder of Page Intentionally Left Blank;
Signature Pages to Follow.]

First Amendment

3

EXECUTED as of the date first written above.

PIER 1 IMPORTS, INC.,
as Borrower

By:

Name:

Title:

Mailing Address:

100 Pier 1 Place
Fort Worth, Texas 76102

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, and as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

BANK OF AMERICA, N.A.,
as Syndication Agent and as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

JPMORGAN CHASE BANK,
as Documentation Agent and as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

WACHOVIA BANK, NATIONAL ASSOCIATION,
as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

HSBC BANK U.S.A.,
as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

SUNTRUST BANK,
as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)

THE BANK OF TOKYO – MITSUBISHI, LTD.,
as a Lender

By:

Name:

Title:

Signature Page to First Amendment to
Revolving Credit Agreement
(Pier 1 Imports, Inc.)